UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2020

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value	AFIN	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	AFINP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “Annual Meeting”) of American Finance Trust, Inc. (the “Company”) was held on April 8, 2020, at which there were present, in person or by proxy, stockholders holding an aggregate of 84,429,929 shares of the Company’s common stock, out of a total number of 108,475,266 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 77.8% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Lisa D. Kabnick and Edward M. Weil, Jr. as Class III directors to serve until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s executive officers; and (iv) approved, on a non-binding advisory basis, a frequency of one year for future stockholder advisory votes on compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2020 proxy statement. No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting. The Board of Directors considered various factors, including the results of the non-binding advisory vote on the frequency of future stockholder advisory votes, in its deliberations, and decided that it was in the best interest of the Company to hold a stockholder advisory vote every three years with respect to the compensation of the Company’s named executive officers. The final results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class III Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Lisa D. Kabnick	34,878,915	9,913,604	340,088	39,297,322
Edward M. Weil, Jr.	42,339,612	2,445,459	347,536	39,297,322

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
83,218,022	504,251	707,656	*

*	No broker non-votes arose in connection with Proposal No. 2.

Proposal 3 – Non-Binding Advisory Vote on the Compensation of the Company’s Executive Officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,373,061	15,504,672	3,254,874	39,297,322

Proposal 4 – Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on the Compensation of the Company’s Executive Officers:

3 Years	2 Years	1 Year	Abstain
6,027,708	617,448	37,682,529	804,922

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCE TRUST, INC.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President (Principal Executive Officer)

Dated: April 9, 2020